Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Linda Farrell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Federal Sports & Entertainment, Inc., fka Rite Time Mining, Inc., for the fiscal quarter ended May 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents in all material respects the financial condition and results of operations of Federal Sports & Entertainment, Inc.

Date: July 14, 2008	By:	/s/ Linda Farrell
	Name:	Linda Farrell
	Title:	Principal Executive Officer and Principal Financial Officer